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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 18, 2003

HEI, Inc.

(Exact name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386

(Address of Principal Executive Offices, including Zip Code)

(952) 443-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Table of Contents

Item 5. OTHER EVENTS.

     On April 18, 2003, HEI, Inc. issued a press release regarding the appointment of Mack V. Traynor, III, as Chief Executive Officer and President. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits:

99.1	Press Release dated April 18, 2003 regarding appointment of Chief Executive Officer and President.

99.2	Press Release dated April 18, 2003 regarding second quarter fiscal year 2003 results.

Item 9. Regulation FD Disclosure (Information Provided Under Item 12).

     Pursuant to the interim guidance provided in Release No. 33-8216, HEI, Inc. hereby furnishes disclosure regarding its release of material non-public information relating to its results of operations for a completed quarterly fiscal period under Item 12 of Form 8-K.

     On April 18, 2003, HEI, Inc. issued a press release regarding second quarter fiscal year 2003 results. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.

Dated:	April 22, 2003	By	/s/ Steve E. Tondera, Jr. Steve E. Tondera, Jr. Its: Vice President of Finance, Chief Financial Officer, Treasurer